Exhibit B

Patent Security Agreement

Patent Security Agreement, dated as of February 13, 2014, by DSS TECHNOLOGY MANAGEMENT, INC., a Delaware corporation (the “Pledgor”), in favor of FORTRESS CREDIT CO LLC, in its capacity as collateral agent pursuant to the Investment Agreement (in such capacity, the “Collateral Agent”).

Witnesseth:

Whereas, the Pledgor is party to a Security Agreement of even date herewith (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgor is required to execute and deliver this Patent Security Agreement;

Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Investment Agreement, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. The Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral:

(a)            registered Patents and applications of the Pledgor listed on Schedule I attached hereto; and

(b)            all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interests granted to the Collateral Agent pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement, and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interests in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of a signature page of this Patent Security Agreement by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Patent Security Agreement.

[signature page follows]

In Witness Whereof, the Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

DSS TECHNOLOGY MANAGEMENT, INC.
as Pledgor

By:	/s/ Jeffrey Ronaldi
Name: Jeffrey Ronaldi
Title: Chief Executive Officer

Accepted and Agreed:
FORTRESS CREDIT CO LLC,
as Collateral Agent

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

[Signature Page to Patent Security Agreement]

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

owner	registration number	title
DSS Technology Management, Inc.	5,686,223	Method for Reduced Pitch Lithography
DSS Technology Management, Inc.	5,652,084	Method for Reduced Pitch Lithography
DSS Technology Management, Inc.	5,695,924	Metal Plug Local Interconnect
DSS Technology Management, Inc.	5,401,691	Method of Fabrication an Inverse Open Frame Alignment Mark
DSS Technology Management, Inc.	6,066,555	Method for Eliminating Lateral Spacer Erosion on Enclosed Contact Topographies During RF Sputter Cleaning
DSS Technology Management, Inc.	6,784,552	Structure Having Reduced Lateral Spacer Erosion
DSS Technology Management, Inc.	5,503,962	Chemical-Mechanical Alignment Mark and Method of Fabrication
DSS Technology Management, Inc.	5,675,178	No-Bond Integrated Circuit Inputs
DSS Technology Management, Inc.	5,913,712	Scratch Reduction in Semiconductor Circuit Fabrication Using Chemical-Mechanical Polishing

Patent Applications:

owner	Application number	title
DSS Technology Management, Inc.	08/361,595	Method for Reduced Pitch Lithography
DSS Technology Management, Inc.	08/510,717	Method for Reduced Pitch Lithography
DSS Technology Management, Inc.	08/561,951	Method for Plug Local Interconnect
DSS Technology Management, Inc.	08/512,771	Scratch Reduction in Semiconductor Circuit Fabrication Using Chemical-Mechanical Polishing